SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549

                         _____________________


                              FORM 8-K

                           CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES AND EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  July 30, 1999


                      WINSLOEW FURNITURE, INC.
       (Exact name of registrant as specified in its charter)

Florida                       0-25246                   63-1127982
(State or other               (Commission               (I.R.S. Employer
jurisdiction of               File Number)              Identification No.)
incorporation)

             160 Village Street, Birmingham, Alabama	35242
          (Address of principal executive offices)	(Zip Code)

   Registrant's telephone number, including area code (205) 408-7600


                             (Not Applicable)
      (Former name or former address, if changed since last report)




Item 2.  Acquisition or Disposition of Assets.

On July 30, 1999, the Registrant, through its wholly owned subsidiary Winston Furniture Company of Alabama, Inc. ("Winston"), completed its acquisition of all of the capital stock of Miami Metal Products, Inc. d/b/a Pompeii Furniture Industries, and its affiliate, Industrial Mueblera Pompeii de Mexico, S.A. de C.V. The following summary of the transaction is qualified in its entirety by the more detailed information contained in the Stock Purchase Agreement ("Agreement") dated as of November 23, 1998, among Winston, Miami Metal Products, Inc., Industrial Mueblera Pompeii de Mexico, S.A. de C.V. and the "Sellers" as defined therein, filed as Exhibit 10.25 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1998, as amended by the first and second amendments to the Agreement, which are attached as Exhibits 10.27 and 10.28 to this Report. As used in this Report, the term "Registrant" refers to WinsLoew Furniture, Inc. and its subsidiaries.

The assets acquired consist of the capital stock of each of Miami Metal Products, Inc. and Industrial Mueblera Pompeii de Mexico S.A. de C.V., which are engaged in the design, manufacture and distribution of casual furniture.

The Registrant paid a total of $18.3 million in cash from its working capital in connection with the acquisition, consisting of the $17.4 million purchase price and $0.9 million in fees and expenses. Of the $17.4 million purchase price, $12.4 million was paid to the Sellers, and $5 million was paid into an escrow account, which amount will be released to the Sellers after certain conditions have been met. The amount of consideration paid by the Registrant for the stock was determined through arms' length negotiations between representatives of the Registrant and the Sellers.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) 	Financial Statements of Business Acquired.

Financial statements are not included in this Report, but will be filed by amendment not later than 60 after the date that this Report is required to be filed, in accordance with Item 7 of Form 8-K.

(b)	Pro Forma Financial Information.

Pro forma financial statements are not included in this Report, but will be filed by amendment not later than 60 days after the date that this Report is required to be filed, in accordance with Item 7 of Form 8-K.

(c)	Exhibits.

Exhibit 10.25 - Stock Purchase Agreement dated as of November 23, 1998, among Winston Furniture Company of Alabama, Inc., Miami Metal Products, Inc., Industrial Mueblera Pompeii de Mexico, S.A. de C.V. and the
Sellers named therein, filed as Exhibit 10.25 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1998.

Exhibit 10.27 - First Amendment to Stock Purchase Agreement dated as of July 1, 1999, among Winston Furniture Company of Alabama, Inc., Miami Metal Products, Inc., Industrial Mueblera Pompeii de Mexico, S.A. de C.V. and the Sellers named therein.*

Exhibit 10.28 - Second Amendment to Stock Purchase Agreement dated as of July 30, 1999, among Winston Furniture Company of Alabama, Inc., Miami Metal Products, Inc., Industrial Mueblera Pompeii de Mexico, S.A. de C.V. and the Sellers named therein.*

Exhibit 99.1 - Press Release of the Registrant dated August 2, 1999 announcing the Registrant's completion of acquisition of Pompeii
Furniture.*



* Filed herewith

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        	WINSLOEW FURNITURE, INC.



Date:  August 9, 1999		                 	By:/s/ Vincent A. Tortorici, Jr.
                			                     	Vincent A. Tortorici, Jr.,
                                					   	Vice President and Chief
                                        	Financial Officer







EXHIBIT INDEX

Exhibit No. 10.27

First Amendment to Stock Purchase Agreement dated as of July 1, 1999, among Winston Furniture Company of Alabama, Inc., Miami Metal Products, Inc., Industrial Mueblera Pompeii de Mexico, S.A. de C.V. and the
Sellers named therein.

Exhibit No. 10.28

Second Amendment to Stock Purchase Agreement dated as of July 30, 1999, among Winston Furniture Company of Alabama, Inc., Miami Metal Products, Inc., Industrial Mueblera Pompeii de Mexico, S.A. de C.V. and the
Sellers named therein.

Exhibit No. 99.1

Press Release of the Registrant dated August 2, 1999 announcing the Registrant's completion of acquisition of Pompeii Furniture.




EXHIBIT 10.27

FIRST AMENDMENT TO
STOCK PURCHASE AGREEMENT

This First Amendment to Stock Purchase Agreement is made and entered into as of the 1st day of July, 1999, by and among WINSTON FURNITURE COMPANY OF ALABAMA, INC., an Alabama corporation (the "Purchaser"), MIAMI METAL PRODUCTS, INC., d/b/a POMPEII FURNITURE INDUSTRIES, a Florida corporation (the "Company"), INDUSTRIAL MUEBLERA POMPEII DE MEXICO, S.A. DE C.V., a Mexican corporation ("IMP") and the following selling shareholders, LEO MARTIN ("L. Martin"), GLORIA MARTIN ("G. Martin"), DONALD R. TESCHER, TRUSTEE AND NOT INDIVIDUALLY OF THE LEO MARTIN RETAINED ANNUITY TRUST AGREEMENT I, DONALD R. TESCHER, TRUSTEE AND NOT INDIVIDUALLY OF THE LEO MARTIN RETAINED ANNUITY TRUST AGREEMENT II, DONALD R. TESCHER, TRUSTEE AND NOT INDIVIDUALLY OF THE LEO MARTIN RETAINED ANNUITY TRUST AGREEMENT III, DONALD R. TESCHER, TRUSTEE AND NOT INDIVIDUALLY OF THE GLORIA MARTIN RETAINED ANNUITY TRUST AGREEMENT I, DONALD R. TESCHER, TRUSTEE AND NOT INDIVIDUALLY OF THE GLORIA MARTIN RETAINED ANNUITY TRUST AGREEMENT II, and DONALD R. TESCHER, TRUSTEE AND NOT INDIVIDUALLY OF THE GLORIA MARTIN RETAINED ANNUITY TRUST AGREEMENT III (collectively, the "Sellers" and individually, a "Seller").

Preliminary Statements:

A. Purchaser, the Company, IMP and Sellers entered into a Stock Purchase Agreement dated November 23, 1998 (the "Stock Purchase Agreement").

B. Purchaser, the Company, IMP and Sellers desire to amend the Stock Purchase Agreement in accordance with the terms and provisions contained in this First Amendment.

C. Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Stock Purchase Agreement.

Agreement:

In consideration of the premises and the mutual promises and conditions contained herein, the parties hereto agree as follows:

1. Amendment to Section 2(g). The Closing Date is hereby amended to such date as the Sellers' Representative and the Purchaser may mutually determine, but no later than August 17, 1999.

2. Amendment to Section 11. The date for the Purchaser to submit a claim for payment pursuant to 11(b) and 11(c) of the Stock Purchase Agreement is hereby amended to change the date from June 30, 1999 to 90 days following the Closing Date.

3. Amendment to Sections 12(a)(iii) and (iv). The right of each of the Purchaser and the Sellers' Representative to terminate the Stock
Purchase Agreement if the Closing shall not have occurred on or before June 30, 1999 is hereby amended to change the date from June 30, 1999 to October 31, 1999.

4. Lease Amendment. Exhibit D attached hereto is hereby substituted for Exhibit D attached to the Stock Purchase Agreement.

5. Execution in Counterparts; Fax Signatures. For the convenience of the parties hereto, this Amendment may be executed simultaneously in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument, without necessity of production of the others. Signatures may be exchanged by facsimile transmission, with original signatures to follow. Each party to this Amendment agrees that he/she/it will be bound by his/her/its own facsimile signature and that he/she/it accepts the facsimile signature of the other parties to this Amendment.

6. Ratification.  The remaining provisions of the Stock Purchase
Agreement are hereby ratified and affirmed.

IN WITNESS WHEREOF, the parties have executed this First Amendment as of the date first above written.

                                  						WINSTON FURNITURE COMPANY OF
                                  						ALABAMA, INC.


                                   					By: /s/ Stephen C. Hess
                                        Stephen C. Hess, President

                                  						MIAMI METAL PRODUCTS, INC.


                                  						By: /s/ Leo Martin - Chairman
                                  						Leo Martin, Chairman

                                  						INDUSTRIAL MUEBLERA POMPEII de
                                  						MEXICO, S.A. de C.V.


                                  						By: /s/Leo Martin - Chairman
                                  						Leo Martin, Chairman

                                  						SELLERS:


                                        /s/ Leo Martin
                                        Leo Martin


                                        /s/ Gloria Martin
                                        Gloria Martin


                                       /s/ Donald R. Tescher
                                       Donald R. Tescher, Trustee and
                                       not individually of the Leo
                                       Martin Retained Annuity Trust
                                       Agreement I


                                       /s/ Donald R. Tescher
                                       Donald R. Tescher, Trustee and
                                       not individually of the Leo
                                       Martin Retained Annuity Trust
                                       Agreement II


                                       /s/ Donald R. Tescher
                                       Donald R. Tescher, Trustee and
                                       not individually of the Leo
                                       Martin Retained Annuity Trust
                                       Agreement III


                                       /s/ Donald R. Tescher
                                       Donald R. Tescher, Trustee and
                                       not individually of the Gloria
                                       Martin Retained Annuity Trust
                                       Agreement I


                                       /s/ Donald R. Tescher
                                       Donald R. Tescher, Trustee and
                                       not individually of the Gloria
                                       Martin Retained Annuity Trust
                                       Agreement II


                                       /s/ Donald R. Tescher
                                       Donald R. Tescher, Trustee and
                                       not individually of the Gloria
                                       Martin Retained Annuity Trust
                                       Agreement III

EXHIBIT 10.28

SECOND AMENDMENT TO
STOCK PURCHASE AGREEMENT

This Second Amendment to Stock Purchase Agreement is made and entered into as of the 30th day of July, 1999, by and among WINSTON FURNITURE COMPANY OF ALABAMA, INC., an Alabama corporation (the "Purchaser"), MIAMI METAL PRODUCTS, INC., d/b/a POMPEII FURNITURE INDUSTRIES, a Florida corporation (the "Company"), INDUSTRIAL MUEBLERA POMPEII DE MEXICO, S.A. DE C.V., a Mexican corporation ("IMP") and the following selling shareholders, LEO MARTIN ("L. Martin"), GLORIA MARTIN ("G. Martin"), DONALD R. TESCHER, TRUSTEE AND NOT INDIVIDUALLY OF THE LEO MARTIN RETAINED ANNUITY TRUST AGREEMENT I, DONALD R. TESCHER, TRUSTEE AND NOT INDIVIDUALLY OF THE LEO MARTIN RETAINED ANNUITY TRUST AGREEMENT II, DONALD R. TESCHER, TRUSTEE AND NOT INDIVIDUALLY OF THE LEO MARTIN RETAINED ANNUITY TRUST AGREEMENT III, DONALD R. TESCHER, TRUSTEE AND NOT INDIVIDUALLY OF THE GLORIA MARTIN RETAINED ANNUITY TRUST AGREEMENT I, DONALD R. TESCHER, TRUSTEE AND NOT INDIVIDUALLY OF THE GLORIA MARTIN RETAINED ANNUITY TRUST AGREEMENT II, and DONALD R. TESCHER, TRUSTEE AND NOT INDIVIDUALLY OF THE GLORIA MARTIN RETAINED ANNUITY TRUST AGREEMENT III (collectively, the "Sellers" and individually, a "Seller").

Preliminary Statements:

A. Purchaser, the Company, IMP and Sellers entered into a Stock Purchase Agreement dated November 23, 1998, as amended by First Amendment to Stock Purchase Agreement dated July 1, 1999 (collectively, the "Stock Purchase Agreement").

B. Purchaser, the Company, IMP and Sellers desire to amend the Stock Purchase Agreement in accordance with the terms and provisions contained in this Second Amendment.

C. Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Stock Purchase Agreement.

Agreement:

In consideration of the premises and the mutual promises and conditions contained herein, the parties hereto agree as follows:

7. Amendment to 1.

7.1. Additional Defined Terms. The following defined terms are added to 1 of the Stock Purchase Agreement:

"Architect" has the meaning set forth in 2(g) (v) below.

"Building Improvements" has the meaning set forth in 2(g)(i) below.

"Building Improvements Escrow Account" has the meaning set forth in 2(c)(ii) below.

"Disbursement Actual Amount" has the meaning set forth in 2(g)(v)(C)below.

"Disbursement High Amount" has the meaning set forth in 2(g)(v)(B) below.

"Disbursement Low Amount" has the meaning set forth in 2(g)(v)(A) below.

"Environmental Indemnification" has the meaning set forth in 9(a) below.

"Foreign Qualification Indemnification" has the meaning set forth in 9(a) below.

"IRS Audit Indemnification"  has the meaning set forth in 9(a) below.

"Litigation Indemnification" has the meaning set forth in 9(a) below.

"Notice of Disagreement With Disbursement Request" has the meaning set forth in 2(g)(v) below.

"Unrestricted Representations, Warranties and Covenants" has the meaning set forth in 9(b)(ii) below.

7.2.	Amendment of Defined Terms.  The following defined terms are hereby amended in their entirety and restated as follows:

"Accounting Firm" has the meaning set forth in 2(f)(ii) below.

"Closing" has the meaning set forth in 2(h) below.

"Closing Date" has the meaning set forth in 2(h) below.

Deletion of Defined Terms.  The following defined terms are deleted from
Section 1 of the Stock Purchase Agreement: "Adjusted EBITAM", "Adjusted EBITAM Statement", "Determination Notice", "Earnout", "Earnout Actual Amount", "Earnout High Amount", "Earnout Low Amount", "Final Adjusted EBITAM Determination Date" and "Notice of Disagreement With Adjusted EBITAM Statement".

8.	Amendment to 2(b) and (c).  2(b) and (c) of the Stock Purchase
Agreement are hereby amended in their entirety and restated as follows:

"(b)	Purchase Price.

(i) The aggregate purchase price to be paid by the Purchaser for the all of the Company Shares (the "Company Purchase Price") shall be $17,400,000, minus (A) the amount of Funded Indebtedness as of the Closing Date (after giving effect to any reduction of such Funded Indebtedness on the Closing Date by application of Available Cash) and minus (B) any Company Purchase Price Adjustment made pursuant to 2(f) below. The amount of the Company Purchase Price to be received by each Seller shall be the Seller's Company Pro Rata Share thereof.

(ii) The aggregate purchase price to be paid by the Purchaser for the all of the IMP Shares (the "IMP Purchase Price") shall be $50,000. The amount of the IMP Purchase Price to be received by each of L. Martin and
G. Martin shall be such Person's IMP  Pro Rata Share thereof.

(c) Payment of Company Purchase Price and IMP Purchase Price. On the Closing Date, the Purchaser shall make payment of the Company Purchase Price and the IMP Purchase Price as follows:

(i) To the Sellers, by wire transfer of immediately available funds, the sum of $12,400,000 [$17,400,000 minus (A) the amount of Funded Indebtedness as of the Closing Date (after giving effect to any reduction of such Funded Indebtedness on the Closing Date by application of Available Cash) and (B) $5,000,000 to be deposited as the Escrow Fund pursuant to 2(c)(ii) below] (the "Initial Payment"), to the account designated in writing by the Sellers' Representative at least two business days prior to the Closing Date.

(ii) To SunTrust Bank, Atlanta, as escrow agent (the "Escrow Agent") pursuant to the terms of the Escrow Agreement, the sum of $5,000,000 (the "Escrow Fund"). As provided in the Escrow Agreement, the Escrow Fund shall be divided into three accounts as follows: (A) $50,000 thereof shall be held in an account (the "Company Purchase Price Adjustment Escrow Account") to be utilized to fund the Company Purchase Price Adjustment as described in 2(f) hereof, (B) $2,450,000 thereof shall be held in an account (the "General Indemnification Escrow Account") to provide indemnification to the Purchaser as provided in 9(b) hereof and (C) $2,500,000 thereof (required to be deposited by L. Martin pursuant to the provisions of 2(g)) shall be held in an account (the "Building Improvements Escrow Account") to provide for the costs to make the improvements to the Real Property required by the City of Miami to correct certain building code violations as provided in 2(g) hereof.

(iii) To L. Martin and G. Martin, by wire transfer of immediately available funds, the sum of $50,000 to the account designated in writing by the Sellers' Representative at least two business days prior to the Closing Date."

9. Amendment of 2(e). 2(e) of the Stock Purchase Agreement is hereby amended in its entirety and restated as follows:

"(e)	2(e) is intentionally omitted from the Agreement."

10. Amendment to 2(f)(ii). The eighth sentence of 2(f)(ii) of the Stock Purchase Agreement is hereby amended in its entirety and restated as follows:

"At the end of such 30-day period, the Seller's Representative and the Purchaser shall submit to an independent "Big 6" public accounting firm (the "Accounting Firm") for review and resolution any and all matters which remain in dispute and which were included in any Notice of Disagreement With Closing Balance Sheet (it being understood that the Accounting Firm shall act as an arbitrator to determine, based solely on presentations by the Purchaser and the Seller's Representative (and not by independent review), only those matters which remain in dispute), and the Accounting Firm shall reach a final, binding resolution of all matters which remain in dispute, which final resolution shall be (w) in writing, (x) furnished to the Purchaser and the Seller's Representative as soon as practicable after the items in dispute have been referred to the Accounting Firm, (y) made in accordance with this Agreement, and (z) conclusive and binding upon the Parties and not subject to collateral attack for any reason."

11.	Amendment to 2(g).  The following new provision is hereby added to the Stock Purchase Agreement and designated as 2(g) and 2(g), (h),
(i) and (j) to the Stock Purchase Agreement are hereby redesignated as 2(h), (i), (j) and (k).

"(g)	Building Improvements.

(i) L. Martin on behalf of Nitram Partners, Ltd. agrees to be responsible for and to pay all costs associated with the improvements to the Real Property required by the City of Miami to correct certain building code violations, currently estimated to cost $2,500,000 (the "Building Improvements") and, pursuant to the provisions of 2(c)(ii), will deposit $2,500,000 with the Escrow Agent to be held in the Building Improvements Escrow Account and disbursed in accordance with the provisions of this 2(g); provided, however, in the event the amount of the Building Improvements set forth in the final quotations and/or construction contract therefor exceeds $2,500,000, L. Martin agrees to deposit the difference in the Building Improvements Escrow Account within five business days of his receipt of the final quotations and/or construction contract; provided, further, in the event the amount of the Building Improvements set forth in the final quotations and/or construction contract therefor is less than $2,500,000, the Purchaser agrees to instruct the Escrow Agent, jointly with L. Martin, to make a disbursement of an amount equal to the difference between $2,500,000 and the amount of the Building Improvements set forth in the final quotations and/or construction contract.

(ii)	L. Martin warrants that the Building Improvements to be made and the operations of the Company thereunder as currently conducted will be in compliance with all applicable statutes, laws, ordinances, rules, orders and regulations of federal, state, local and foreign governments (and all agencies thereof), including, but not limited to, all Environmental, Health and Safety Requirements.

(iii)	The agreements and warranties of L. Martin set forth in this 2(g)
shall survive the Closing and continue in full force and effect for the statute of limitations applicable thereto.

(iv)	Funds in the  Building Improvements Escrow Account shall be
disbursed as follows. Within five business days after the receipt by the Purchaser of a disbursement request from L. Martin to disburse funds from the Building Improvements Escrow Account, accompanied by the written approval of the disbursement request by the project's construction manager, engineer or architect certifying that the work to be paid for has been satisfactorily completed, the Sellers' Representative and the Purchaser shall jointly instruct the Escrow Agent to make a disbursement of the applicable portion of Building Improvements Escrow Account with respect to any undisputed amounts of the disbursement request. With respect to any items that are the subject of a Notice of Disagreement With Disbursement Request, joint disbursement instructions shall be given to the Escrow Agent within three business days after the resolution thereof in accordance with the provisions of 2(g)(v) below.

(v)	Each disbursement request shall become final and binding upon the
Purchaser on the 5th business day following delivery thereof unless the Purchaser gives written notice to the Sellers' Representative of its disagreement with a disbursement request (a "Notice of Disagreement With Disbursement Request") prior to such date. Any Notice of Disagreement With Disbursement Request shall specify in reasonable detail the nature of any disagreement so asserted. If a timely Notice of Disagreement
With Disbursement Request is received by the Sellers' Representative with respect to a disbursement request, then such Disbursement Request (as revised in accordance with clause (A) or (B) below), shall become final and binding upon the Parties on the earlier of (A) the date the Purchaser and the Sellers' Representative resolve in writing any differences they have with respect to any matter specified in a Notice of Disagreement With Disbursement Request, or (B) the date any matters in dispute are finally resolved in writing by the Architect in the manner described below. During the 15 days immediately following the delivery of any Notice of Disagreement With Disbursement Request, the Purchaser and the Sellers' Representative shall seek in good faith to resolve in writing any differences which they may have with respect to any matter specified in such Notice of Disagreement With Disbursement Request. At the end of such 15-day period, the Sellers' Representative and the Purchaser shall submit to an independent architect mutually selected by the Sellers' Representative and the Purchaser (the "Architect") for review and resolution any and all matters which remain in dispute and which were included in any Notice of Disagreement With Disbursement Request (it being understood that the Architect shall act as an arbitrator to determine, based solely on presentations by the Purchaser and the Sellers' Representative (and not by independent review), only those matters which remain in dispute), and the Architect shall reach a final, binding resolution of all matters which remain in dispute, which final resolution shall be (w) in writing, (x) furnished to the Purchaser and the Sellers' Representative as soon as practicable after the items in dispute have been referred to the Architect, (y) made in accordance with this Agreement, and (z) conclusive and binding upon the Parties and not subject to collateral attack for any reason. Each of Purchaser and L. Martin shall pay its/his own costs and expenses incurred in connection with such arbitration, provided that the fees and expenses of the Architect shall be borne as follows:

(A)	if the Architect resolves all of the remaining objections in favor of the Purchaser, L. Martin (the amount of the disbursement so determined is referred to herein as the "Disbursement Low Amount") will be responsible for all of the fees and expenses of the Architect;

(B)	if the Architect resolves all of the remaining objections in favor of L. Martin (the amount of the disbursement so determined is referred to herein as the "Disbursement High Amount"), the Purchaser will be responsible for all of the fees and expenses of the Architect; and

(C)	if the Architect resolves some of the remaining objections in favor of the Purchaser and the rest of the remaining objections in favor of L. Martin (the amount of the disbursement so determined is referred to herein as the "Disbursement Actual Amount"), L. Martin will be responsible for that fraction of the fees and expenses of the Accounting Firm equal to (i) the difference between the Disbursement High Amount and the Disbursement Actual Amount over (ii) the difference between the Disbursement High Amount and the Disbursement Low Amount, and the Purchaser will be responsible for the remainder of the fees and expenses.

12.	Amendment to 3B(f).  3B(f) of the Stock Purchase Agreement is
hereby amended in its entirety and restated as follows:

"(f)	Financial Statements . Set forth in 3B(f) of the Disclosure
Schedule are the following financial statements (collectively the "Financial Statements"):

(i) audited balance sheets and statements of income and statements of shareholders equity and cash flows as of and for the fiscal year ended December 31, 1998 (the "Most Recent Fiscal Year End") for the Company; and (ii) unaudited balance sheet and statement of income and statement of cash flows (the "Most Recent Financial Statements") as of and for the five months ended May 31, 1999 (the "Most Recent Fiscal Month End") for the Company, with all operations of IMP reflected in the Most Recent Financial Statements. Except as set forth in 3B(f) of the Disclosure Schedule, the Financial Statements (including the notes thereto) have been prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby and present fairly the financial condition of the Company and IMP as of such dates and the results of operations of the Company and IMP for such periods; provided, however, that the Most Recent Financial Statements are subject to normal year-end adjustments (which will not be material, individually or in the aggregate) and lack footnotes and other presentation items."

13.	Amendment to  9(a).   9(a) of the Stock Purchase Agreement is
hereby amended in its entirety and restated as follows:

"(a)	Survival of Representations and Warranties.  The following
representations and warranties of the Sellers and the Purchaser and the following indemnification matters shall survive the Closing and continue in full force and effect for the statute of limitations applicable thereto:

(i)	the representations and warranties of the Sellers contained in 3A and contained in 3B(b), (d) and (e) (collectively, the "Transaction Representations and Warranties");

(ii)	the representations and warranties of the Sellers contained in
3B(k) (the "Tax Representations and Warranties");

(iii)	the representations and warranties of the Sellers contained in
3B(u) (the "Employee Benefit Plan Representations and Warranties");

(iv)	the representations and warranties of the Sellers contained in
3B(v) (the "Environmental Representations and Warranties");

(v)	the representations and warranties of the Sellers contained in
3B(aa) (the "Products Liability Representations and Warranties");

(vi)	the representations and warranties of the Purchaser contained in
4;

(vii)	(A) the failure of the Company, prior to Closing, to comply with the reporting requirements of EPCRA and any other similar or identical state or local reporting requirements prior to Closing and (B) the existence, prior to Closing, of hazardous waste at the Real Property and the disposal by the Company, prior to Closing, of hazardous waste without a hazardous waste identification number (the "Environmental Indemnification");

(viii)	the failure of the Company to qualify as a foreign
corporation in Nevada and North Carolina, including, but not limited to, the costs of making all requisite filings to qualify the Company and pay Taxes in such states (the "Foreign Qualification Indemnification");

(ix)	the IRS audit of the Company's tax return for the year ended
December 31, 1997 disclosed on 3B(i) of the Disclosure Schedule (the "IRS Audit Indemnification"); and

(x)	the litigation disclosed on 3B(s) of the Disclosure Schedule (the
"Litigation Indemnification").

The remaining representations and warranties of the Sellers contained in 3B (other than the Transaction Representations and Warranties, the Tax representations and Warranties, the Employee Benefit Plan representations and Warranties, the Environmental Representations and Warranties and the Products Liability Representations and Warranties) shall survive the Closing and continue in full force and effect until the two year anniversary of the Closing Date. Any claim for which any Party shall have given proper notice in accordance with the terms of this Agreement (and the Escrow Agreement) on or prior to the expiration of the applicable survival period shall survive until such claim is resolved pursuant to the terms of this Agreement or the Escrow Agreement. To preserve any claim for breach of any such representation or warranty or indemnification matter, the Party claiming a breach shall be obligated to notify the Party claimed to be in breach (except that where the Party claimed to be in breach is the Company or IMP, notice shall be given to the Sellers' Representative) in writing of any such breach, or facts that can reasonably be expected to give rise to such breach, before termination of the applicable survival period in respect of such representation or warranty; otherwise, such Party's claim for breach shall be forever barred."

14.	Amendment to 9(b)(i) and (ii).  9(b)(i) and (ii) of the Stock
Purchase Agreement are hereby amended in their entirety and restated as follows:

"(i)	Pursuant to the terms of the Escrow Agreement and subject to 9(a)
above and the conditions set forth in this 9(b), subsequent to the Closing Date the Sellers shall indemnify, defend and hold harmless the Company and IMP (as assignee of the Purchaser pursuant to 9(e) hereof) from, against and in respect of any Losses which the Purchaser, the Company or IMP shall suffer, sustain or become subject to by virtue of or which arise out of, or result from, any breach of the covenants, representations and warranties of the Sellers set forth in this Agreement (other than the Transaction Representations and Warranties, the Tax Representations and Warranties, the Employee Benefit Plan Representations and Warranties, the Environmental Representations and Warranties, the Products Liability Representations and Warranties, the Environmental Indemnification, the Foreign Qualification
Indemnification, the IRS Audit Indemnification and the Litigation Indemnification, all of which shall be governed by the provisions of 9(b)(ii)); provided, however, that: (A) the Company's and IMP's right to indemnification with respect to such breaches under this 9(b)(i) shall be satisfied only by recourse to the funds deposited and remaining in the General Indemnification Escrow Account, and none of the Sellers shall have any personal liability to the Company or IMP with respect to any such breach, and (B) the Company and IMP shall not be entitled to indemnification with respect to any Losses under this 9(b)(i) until all such Losses exceed, in the aggregate, $150,000 (the "Deductible"), in which case the Company and IMP shall be entitled to indemnification only to the extent such Losses exceed $150,000. Notwithstanding anything to the contrary contained in this 9(b)(i), any breach of the representations and warranties of the Sellers contained in 3B(x) shall not be subject to the Deductible.

(ii)	Subject to 9(a) above and the conditions set forth in this 9(b), subsequent to the Closing Date the Sellers shall indemnify, defend and hold harmless the Company and IMP (as assignee of the Purchaser pursuant to 9(e) hereof) from, against and in respect of any Losses which Purchaser, the Company or IMP shall suffer, sustain or become subject to by virtue of or which arise out of, or result from the following (sometimes hereinafter collectively referred to as the "Unrestricted Representations, Warranties and Covenants"):

(A)	any breach of any of the Transaction Representations and
Warranties, the Tax Representations and Warranties, the Employee Benefit Plan Representations and Warranties, the Environmental Representations and Warranties or the Products Liability Representations and Warranties; and

(B)	the Environmental Indemnification, the Foreign Qualification
Indemnification, the IRS Audit Indemnification and the Litigation
Indemnification.
provided, however, that no Seller shall be obligated to indemnify the Purchaser for an amount in excess of its, his or her Company Pro Rata Share or IMP Pro Rata Share, whichever is applicable, of any Losses arising from the Unrestricted Representations, Warranties and Covenants. The Company's and IMP's right to indemnification with respect to breaches of the Unrestricted Representations, Warranties and Covenants under this 9(b)(ii) shall not be subject to the Deductible and shall be satisfied first by recourse to the funds deposited and remaining in the General Indemnification Escrow Account; provided, further, that to the extent Losses for which the Purchaser is entitled to indemnification under 9(b)(i), together with amounts paid from the General Indemnification Escrow Account pursuant to this 9(b)(ii) exceed $2,450,000, the Sellers shall pay the Purchaser the deficiency within 10 days of the Purchaser's request. The Parties agree that the following limits shall apply with respect to the Sellers indemnification obligations under this 9(b)(ii):

(X)	In no event shall the Company or IMP be entitled to indemnification for any Losses with respect to the breach of any Employee Benefit Plan Representations and Warranties and the Products Liability Representations and Warranties and the Foreign Qualification Indemnification to the extent that the sum of (x) all such Losses, and (y) the amount of all disbursements made to the Company and IMP from the General Indemnification Escrow Account exceeds, in the aggregate, $5,000,000;

(Y)	In no event shall the Company or IMP be entitled to indemnification for any Losses with respect to the breach of any Tax Representations and Warranties, Environmental Representations and Warranties, the Environmental Indemnification, the IRS Audit Indemnification and the Litigation Indemnification to the extent that the sum of (1) all such Losses, (2) the amount of all disbursements made to the Company and IMP from the General Indemnification Escrow Account and (3) the amount of any Losses paid for a b Benefit Plan Representations and Warranties, the Products Liability Representations and Warranties and the Foreign Qualification
Indemnification, exceeds in the aggregate, the Company Purchase Price and the IMP Purchase Price; and

(Z)	There shall be no limit on the amount of any Losses for which the
Company or IMP is entitled to indemnification for the breach of any Transaction Representations and Warranties."

15.	Amendment to Section 10(a).  Section 10(a) of the Stock Purchase
Agreement is hereby amended in its entirety and restated as follows:

"(a)	Dispute Defined. As used in this Agreement, "Dispute" shall (i)
mean any dispute or disagreement among the Parties concerning the interpretation of this Agreement, the validity of this Agreement, any breach or alleged breach by any party under this Agreement or any other matter relating in any way to this Agreement, and (ii) exclude any dispute or disagreement between the Company and the Sellers concerning the determination of the Net Working Capital which shall be resolved pursuant to the provisions of Section 2(f)(ii) of this Agreement."

16.	Escrow Agreement.   Exhibit A attached hereto is hereby
substituted for Exhibit A attached to the Stock Purchase Agreement.

17.	Amendment to Disclosure Schedules.  The following Disclosure
Schedules attached hereto are hereby substituted for the Disclosure Schedules attached to the Stock Purchase Agreement:

		3B(a) of the Disclosure Schedule
		3B(f) of the Disclosure Schedule
		3B(g) of the Disclosure Schedule
		3B(i) of the Disclosure Schedule
		3B(j) of the Disclosure Schedule
		3B(l) of the Disclosure Schedule
		3B(m) of the Disclosure Schedule
		3B(n) of the Disclosure Schedule
		3B(o)(i) of the Disclosure Schedule
		3B(p) of the Disclosure Schedule
		3B(r) of the Disclosure Schedule
		3B(s) of the Disclosure Schedule
		3B(u) of the Disclosure Schedule
		3B(v) of the Disclosure Schedule
		3B(z) of the Disclosure Schedule
		3B(aa) of the Disclosure Schedule
		6(b)(iii) of the Disclosure Schedule

18.	Execution in Counterparts; Fax Signatures.  For the convenience of the parties hereto, this Amendment may be executed simultaneously in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument, without necessity of production of the others. Signatures may be exchanged by facsimile transmission, with original signatures to follow. Each party to this Amendment agrees that he/she/it will be bound by his/her/its own facsimile signature and that he/she/it accepts the facsimile signature of the other parties to this Amendment.

19.	Ratification.  The remaining provisions of the Stock Purchase
Agreement are hereby ratified and affirmed.

IN WITNESS WHEREOF, the parties have executed this Second Amendment as of the date first above written.

                                        WINSTON FURNITURE COMPANY OF
                                        ALABAMA, INC.


                                        By: /s/ Stephen C. Hess
                                        Stephen C. Hess, President

                                        MIAMI METAL PRODUCTS, INC.


                                        By: /s/ Leo Martin
                                        Leo Martin, Chairman

                                        INDUSTRIAL MUEBLERA POMPEII de
                                        MEXICO, S.A. de C.V.


                                        By: /s/ Leo Martin
                                        Leo Martin, Chairman


                                        SELLERS:


                                        /s/ Leo Martin
                                        Leo Martin


                                        /s/ Gloria Martin
                                        Gloria Martin


                                        /s/ Donald R. Tescher
                                        Donald R. Tescher, Trustee and
                                        not individually of the Leo
                                        Martin Retained Annuity Trust
                                        Agreement I


                                        /s/ Donald R. Tescher
                                        Donald R. Tescher, Trustee and
                                        not individually of the Leo
                                        Martin Retained Annuity Trust
                                        Agreement II


                                        /s/ Donald R. Tescher
                                        Donald R. Tescher, Trustee and
                                        not individually of the Leo
                                        Martin Retained Annuity Trust
                                        Agreement III


                                        /s/ Donald R. Tescher
                                        Donald R. Tescher, Trustee and
                                        not individually of the Gloria
                                        Martin Retained Annuity Trust
                                        Agreement I


                                        /s/ Donald R. Tescher
                                        Donald R. Tescher, Trustee and
                                        not individually of the Gloria
                                        Martin Retained Annuity Trust
                                        Agreement II


                                        /s/ Donald R. Tescher
                                        Donald R. Tescher, Trustee and
                                        not individually of the Gloria
                                        Martin Retained Annuity Trust
                                        Agreement III

EXHIBIT 99.1

FOR IMMEDIATE RELEASE						                         CONTACT:
                                                    Bill Brown, V.P. Sales
                                                    & Marketing
                                                    160 Village Street
                                                    Birmingham, Alabama 35242
                                                    Telephone: (205) 980-4333
                                                    Fax:  (205) 980-6161

                        WINSLOEW FURNITURE ACQUIRES
                             POMPEII FURNITURE

BIRMINGHAM, AL - (August 2, 1999) Winston Furniture Company of Alabama, Inc., a subsidiary of WinsLoew Furniture, Inc. (NASDAQ/NM:WLFI), has acquired Miami Metal Products, Inc., DBA, Pompeii Furniture, located in Miami, Florida, through a stock transaction. The management of Pompeii will remain intact. All retail/specialty store accounts will be handled by Winston Furniture's sales representatives.

"We are very excited about the purchase of Pompeii Furniture," said Steve Hess, President and CEO of Winston. "We feel that there is a huge opportunity to increase Pompeii's market share at the retail/specialty store level, where it has very little presence."

Bobby Tesney, President and CEO of WinsLoew Furniture, Inc., commented, "The acquisition of Pompeii Furniture Industries is part of our growth strategy to add complementary product lines and companies to our casual furniture and contract seating segments."

Pompeii Furniture is a leading producer of fine aluminum casual outdoor furniture and a major supplier to the hospitality industry. Pompeii was established in 1955.

Winston Furniture Company of Alabama, Inc. is a leading manufacturer of fine aluminum casual furniture. Winston casual furniture is sold through specialty retail and fine furniture stores. Additional product information can be obtained from Winston's website at www.winstonfurniture.com.

WinsLoew Furniture, Inc. designs, manufacturers, and distributes aluminum casual (porch and patio) furniture and contract seating for the hospitality and office furniture markets. Additional information is available on the Internet World Wide Web at this address: http://www.cfonews.com/wlfi.